NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND
                    Prospectus Supplement dated July 1, 1999
                        to Prospectus dated March 1, 1999

The disclosure on pages 2 and 4 of the Northstar Balance Sheet Opportunities Fund Prospectus is hereby amended to reflect that:

Effective July 1, 1999, the Northstar Balance Sheet Opportunities Fund's sole portfolio manager will be Jeffrey Aurigemma. Mr. Aurigemma is also Portfolio Manager of the Northstar High Total Return Fund, Northstar High Total Return Fund II, Northstar High Yield Fund and Northstar Galaxy Trust High Yield Bond Portfolio. Mr. Aurigemma has been with Northstar since October 1993. He has over nine years of experience in the management of high yield fixed income investments. Prior to joining Northstar, Mr. Aurigemma was a Senior Analyst - Fixed Income for National Securities & Research Corporation. Mr. Dial's biography, which appears on page 4, is hereby deleted.